Exhibit 99.2

4Q 2020 Investor Presentation

Disclosure This presentation contains “forward-looking state-ments” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of for-ward-looking statements include but are not limited to the Company’s financial condition and capital ratios, results of operations and the Company’s out-look and business. Forward-looking statements are not historical facts. Such statements may be iden-tified by the use of such words as “may”, “believe”, “expect”, “anticipate”, “plan”, “continue”, or similar ter-minology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materi-ally inaccurate include, but are not limited to those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as an unexpected deteriora-tion in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel, an unantici-pated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs and unanticipated adverse changes in our customers’ economic conditions or economic conditions in our local area in general. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the Coronavirus (“COVID-19”) outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unem-ployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs. Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement, whether the result of new information, future events or otherwise. 1

How We Succeed A Diversified Financial Institution Our Unique Product Offerings and Solutions Personal Banking Broad range of hallmark personal checking and savings accounts A full suite of electronic banking services that allow clients to easily manage their everyday financing needs Commercial Lending Relationship based commercial real estate lending Commercial lending growth driven by expertise in specific lending verticals Weighted-average loan-to-value (“LTV”) of 53.44% Peak losses of 51 bps in 2010 and have been de minimus since 2014 Business Banking Checking, deposit, lending and cash management product and services for small and middle-market businesses MCB Business Bankers with deep knowledge and expertise in multiple markets, including but not limited to law firms, resident healthcare, real estate property management, U.S. Trustee and municipalities. Global Digital Payments Administers domestic and international digital payments settlement Leading national, third-party debit card issuer Fee business growing at a 33% Compounded Annual Growth Rate (“CAGR”) Meaningful deposit contribution growing at 60% CAGR 2

How We Succeed Delivering Financial Results Financial Highlights Record full year 2020 net income and diluted earnings per common share of $39.5 million and $4.66, respectively Year-to-date (“YTD”) return on average tangible common equity (“ROATCE”)* of 12.9% Total pre-tax, pre-provision income* up 39.6% year-over-year Total assets up 29.0% year-over-year, driven by 36.8% growth in total deposits Total loans up 17.4% year-over-year; YTD production of $687.2 million Book value per share and tangible book value per share* Diluted EPS at December 31, 2020 $3.06 $2.34 $3.56 $4.66 increased year-over-year 14.4% and 14.9%, respectively Quarterly Net Income 2017 ROATCE* 2018 2019 2020 $ thousands 2017 2,548 2,651 3,8453,326 1Q 2Q at December 31, 2020 12.32% 2018 6,2915,8657,1136,285 3Q 4Q 10.46% 10.84% 11.27% 2019 2020 $599 8,5316,0577,6837,863 6,09710,81110,78311,775 2017 2018 2019 2020 *Non-GAAP financial measure. See reconciliation to GAAP measure at the end of the presentation. 3

How We Succeed Strong Balance Sheet Growth Assets at December 31, 2020 | $ millions Loans, Net of Deferred Fees at December 31, 2020 | $ millions $3,358 $4,331 $2,647 $3,101 $768 $965 $1,220 $1,760 $2,183 $627 $810 $1,043 $1,405 $1,846 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 Deposits at December 31, 2020 | $ millions Total Equity at December 31, 2020 | $ millions $2,791 $3,819 $237 $265 $299 $341 $616 2014 4 $766 2015 $994 2016 $1,404 2017 $1,661 2018 2019 2020 $59 2014 $76 2015 $109 2016 2017 2018 2019 2020

How We Succeed Strong Growth in Revenue Total Revenues at December 31, 2020 | $ thousands Global Payments Group (“GPG”) $141,924 $8,464 $108,239 $5,643 $26,286 $1,551 $24,735 2014 $31,920 $2,568 $29,352 2015 $43,489 $2,926 $40,563 2016 $63,382 $3,369 $60,013 2017 $83,384 $4,640 $78,744 2018 $102,596 2019 $133,460 2020 Revenues Excluding GPG In addition to revenue of $8.5 million, GPG contributed non-interest bearing deposits, the value of which was estimated at $4.0 million1. 1 On an FTP basis, assuming the alternative source of funding to be 3 year FHLB advances to match fund interest earning asset, at an average cost of funds of 0.90% YTD through December 31, 2020. 5

How We Succeed Stable Net Interest Margin Net Interest Margin Analysis at December 31, 2020 3.38% 0.25% 3.36% 0.26% 3.53% 0.51% 3.52% 1.10% 3.70% 1.91% 3.46% 2.28% 3.26% 0.54% MCB Net Interest Margin (“NIM”) Average Fed Funds Rate 2014 2015 2016 2017 2018 2019 2020 6

How We Succeed Loan Portfolio Growth and Diversification $3.14 billion Loan Portfolio at December 31, 2020 | $ millions $2,995 $3,142 $118 Total CRE1 (Non-Owner Occupied) Total CRE (Owner A Diversified Portfolio at December 31, 2020 CRE – Non-Owner Occupied CRE – Owner Occupied C&I Multifamily $2,501 $148 $449 $495 $2,678 $155 $449 $545 $2,771 $139 $482 $599 $2,897 $125 $444 $636 $116 $527 $620 $591 $655 Occupied) C&I Other 14% 19% 39% Construction 1-4 family Consumer 21% $1,409 $1,530 $1,551 $1,692 $1,732 $1,778 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Multifamily loans – 43% rent regulated CRE/RBC ratios: MCB 412.54% CRE Owner-Occupied is a segment of our C&I Lending platform 1 Includes commercial real estate, multifamily and construction loans. 7

How We Succeed Commercial Growth Driven by Expertise in Specific Lending Verticals General Commercial and Industrial OverviewC&I Composition at December 31, 2020 41% Healthcare Target Market Middle market businesses with annual revenues below $200 million Primarily concentrated in the New York MSA Well-diversified across industries Key Metrics Average yield of 4.66% YTD Strong historical credit performance Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks 4% 5% 7% 8% 9% 20% 41% 20% Finance and Insurance 9% Retail Trade and RE Rental & Leasing 8% Wholesale Trade7% Individuals - Unsecured 5% Professional, Scientific, Technical and Other Services 4% Individuals - Secured 3% Manufacturing 2% Transportation 1% Accommodation and Food Services 8

How We Succeed Relationship-Based Commercial Real Estate Lending Target Market New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million Primarily concentrated in the New York MSA Well-diversified across various property types Key Metrics Losses peaked at 51 basis points in 2010 and have been de minimus since 2014 Weighted average LTV of 53.44% Average LTV of 44.49% on stabilized rent regulated properties provide a cushion against any falling values Composition by Type at December 31, 2020 5% 5% 6% 7% 8% 9%9% 25% 18% 25% Nursing Home CRE 18% Multifamily 9% Other CRE 9% Retail 8% Mixed Use 7% Office 6% Hospitality 5% Land 5% Construction 3% Commercial Condo and Co-op 2% 1-4 Family 2% Warehouse Composition by Region at December 31, 2020 4% 5% 27% 9% 10% 21% 19% 27% Other 21% Brooklyn 19% Manhattan 10% Queens 9% Bronx 5% Long Island 4% Other NY 3% New Jersey 1% Connecticut 1% Staten Island Majority of loans are originated through direct relationships or referrals from existing clients. 9

How We Succeed

Well-Developed, Sector Diversified Healthcare Portfolio

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

- Active in Healthcare lending since 2002
- CRE – Skilled Nursing Facilities (SNF) – Average LTV of 68%
- Highly selective regarding the quality of Skilled Nursing Operators that we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made only in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 72% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.02x and average loan-to-value is 67%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD.
- Stabilized loans and Non-Stabilized loans are respectively $515 million and $78 million.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).


C&I SNF $103 million
C&I Other $116 million
CRE SNF $596 million
CRE Skilled Nursing Facilities (SNF) – $596 million
C&I Other Healthcare – $116 million
C&I Skilled Nursing Facilities (SNF) – $103 million

C& I Healthcare Composition
at December 31, 2020


47%
22%
13%
8%
4%
47% Nursing and Residential Care Facilites
22% Ambulatory Health Care Services
13% Misc. Health Practitioners
8% Doctor Office
4% Ambulance Services
3% Medical Labs
2% Offices and Clinics of Dentists

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How We Succeed Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by StateC&I Skilled Nursing Facility Exposure by State 4% 4% 32% 4% 4% 5% 32% New York 18% Florida 8% Pennsylvania 6% Massachusetts 5% California 5% Tennessee 4% Indiana 4% Maryland 4% Kentucky 4% Wisconsin 3% Georgia, Ohio, Rhode Island 7% 8% 12% 37% 37% New York 22% Tennessee 13% Pennsylvania 12% District of Columbia 8% New Jersey 7% Georgia, Indiana, Wisconsin, Virginia, Ohio, Kentucky 1% Florida 5% 6%18% 8% 3% Missouri 2% New Jersey 2% Virginia 13% 22% 11

How We Succeed Credit Metrics at December 31, 2020 NCOs/Average Loans (Annualized) Non-Performing Loans/Loans 0.66% 0.33% 0.35% 0.32% 0.26% 0.24% 0.17% 0.20% 0.00% 0.00% -0.06% -0.13% 0.00% 0.02% 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 ALLL/LoansNon-Performing Loans/ALLL 1.25% 1.21% 1.12% 1.05% 1.02% 0.98% 1.13% 26.2% 20.9% 31.0% 22.8% 17.1% 18.0% 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 1.5% 2018 2019 2020 12

How We Succeed Deposit Composition Deposits $3.82 billion at December 31, 2020 12% 33% DDA (excl. Corporate Cash Management) 30% Corporate Cash Management MMA 22% MMA (excl. Corporate Deposit Composition Over Time at December 31, 2020 | $ millions $3,819 $3,395 $221 $3,022 $106 $173 $318 $129 $219 $515 $353 $220$140 Retail Deposits Bankruptcy Accounts Property Managers Retail Deposits with 22% 30% 33% Cash Management) 12% Corporate Cash Management DDA 3% Savings and CD’s $2,705 $377 $139 $221 $328 $355 $527 $2,791 $328 $104 $207 $392 $375 $580 $387 $861 $396 $856 $97 $389 $601 $436 $813 $392 $659 $598 $758 Loan Customers Debit Cards - Global Payments Group Digital Currency Customers - Global Payments Group Corporate Cash Management Deposits1 Corporate cash management deposits: Have an expected retention period of greater than 3 years. In total have a weighted average cost of 54 basis points. $758 $805 $898 $983 $972 $1,016 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1 Includes liquidation, receivership, litigation settlement and other fiduciary accounts. 13

How We Succeed Well Positioned for Changing Rate Environment Estimated Sensitivity of Projected Annualized Net Interest Income as of September 30, 2020 Fixed vs. Floating Rate Loans at December 31, 2020 -100 bps+100 bps+200 bps 4.92% Note: Given the recent decreases in market interest rates, the Bank did not model a 200-basis point decrease in interest rates at September 30, 2020. 42% Floating 58% Fixed 0.57%0.53% Approximately 68% of floating rate loans have floors – Weighted average floor of 4.99% 14

Global Payments Group Singular Focus Digital Payments Worldwide, Every Day 15

How We Succeed | Global Payments Group Strong Growth in Revenue Non-Interest Income at December 31, 2020 | $ thousands 99% 57%54%30%38%53% 50% Global Payments Non-Interest Income (% of Total Non-Interest Income ) $8,464 $5,643 $4,640 $2,568 $2,926 $3,369 $1,551 2014 2015 2016 2017 2018 2019 2020 16

How We Succeed | Global Payments Group Customer Centric Digital Payments Worldwide at December 31, 2020 | Unaudited Clients 146 160 More than Active Customers millions 2.05 94with offices on six continents customers across 200 countries 1.16 1.30 2018 2019 2020 2018 2019 2020 Client Transactions millions Customer $ Volume $ billions 42.30 54.54 Over 54.5 million domestic and international transactions totaling $7.09 billion in 130 fiat and digital currencies and 120+ languages $3.96 $3.85 $7.09 2018 17 2019 2020 2018 2019 2020

How We Succeed | Global Payments Group Who Are Our Payment Clients? 18

How We Succeed | Global Payments Group Delivering Critical Financial Infrastructure, Every Day Domestic and international digital payments settlements, every day Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance, every day Custodian of deposits on behalf of clients and their customers, every day Sponsorship for select clients as an extension of MCB’s expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, every day Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, every day Merchant Acquiring Services for the banked, underbanked and unbanked, every day A leading national issuer of third-party debit cards status, every day Digital payment platforms are the underpinnings of E-commerce – E-commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s. E-commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices: Video, movies, TV programs, music, books, podcasts and news streaming services DIY online learning – from around the corner to around the world; how to knit to PhD Global gig work opportunities Tickets to in-person and virtual sporting and entertainment events Grocery and prepared meals delivered The list goes on and on... 19

How We Succeed | Global Payments Group Industry and Product Diversification at December 31, 2020 | Unaudited 16 Digital Products 25.9% ACH Processing and Settlement 16.1% Card Present Debit Card 11.5% Digital Assets Settlement 9.8% Mobile Payment 20 Digital Industries Online Gambling and Gaming combined 22.2% Cryptocurrency 17.8% Mobile Banking 14.4% Financial Services to the Unbanked/ Underbanked 7.8% Correspondent 4.0% 4.0% 4.6% 5.2% 5.7% 9.8% 11.5% 25.9% 16.1% Settlement 5.7% Peer-To-Peer (P2P) Payments 5.2% Virtual Debit Card 4.6% International Remittance 4.0% Bill Payment 4.0% E-Wallet Debit Card 3.4% Merchant Acquiring 3.4% Push Payments – Real Time Domestic and International 2.9% Loan Advance / Payment Settlement 1.7% Accounts Payable / Expense Management 0.6% Claim Handling and Processing 0.6% Government Benefits Settlement 0.6% Rebate Settlement 3.4% 3.4% 3.4% 4.4% 4.4% 4.4% 7.8% 14.4% 22.2% 17.8% Banking 4.4% Corporate Accounts Payable Management 4.4% Merchant Acquiring 4.4% Online Gambling and Gaming 3.4% Consumer Lending 3.4% Corporate Payroll 3.4% Foreign Exchange 3.4% Prepaid Phonecards 2.2% Auto 2.2% Trucking 1.1% Criminal Justice and Corrections 1.1% Government Payments 1.1% Healthcare Co-Pay 1.1% Hospitality 1.1% Pharmaceutical 1.1% Travel 20

How We Succeed | Global Payments Group Contributions to Deposits Total Average Deposits at December 31, 2020 | $ millions $616.1 $391.4 $410.3 $439.0 $157.6 $77.9 $25.9 2014 2015 2016 2017 2018 2019 2020 21

Appendix 22

How We Succeed A Diversified Financial Institution We are More than a Commercial Bank Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing the new digital banking era. Serve markets underserved by the ever-consolidating financial services industry and advance our leading-edge model that combines new technologies with the best of traditional banking practices. Our Strategic Priorities Enhance our position as a leader in the settlement of global and digital payments that brings people around the world closer together. Be the critical financial infrastructure for select fintechs to access our global payments settlement platform. 21-Years of Reliable Asset Quality and Financial Performance Organic business loan origination platform Core funded organic deposit franchise Helping our clients build and sustain generational wealth since 1999 23

How We Succeed | Global Payments Group Delivering Critical Financial Infrastructure, Every Day U.S. Treasury Government Payments Corporate Prefund Network Loads WU, MG GD Direct Deposits/ ACH Loads Other Load Types MG, WU, GD, VRL, MCR Law Firms Payouts for Legal Settlements Pension Companies Public and Private Pension Payments MCB Clients MCB Reserve Account Extraordinary Events MCB Pooled Funds Account Adjustment Account Charge Back Disputes or Provisional Credits Net Network Settlement Cardholder Activity MCB Revenue Account MCB’s Revenue MCB Settlement Account Net of Fees (Program Earnings and Expenses} Program Revenue Account Program’s Revenue MCB Prepaid Invoice Account External Activity Moved by External Party Program Owned Operating Account MCB Owned 24 Moved by MCB Moved by External Party

How We Succeed | Global Payments Group Partner with the Leading Processors and Payment Processing Networks, Every Day Leading ProcessorsLeading Payment Processing Networks 25

How We Succeed | Global Payments Group Tending to Our Diverse Digital Payment Products Ecosystem, Every Day Peer-To-Peer (P2P) Payments Paying in for Sally’s wedding gift was easier than deciding what the gift should be. Push Payments – Real Time Domestic and International Foreign travel is exciting, not having to think about exchange rates is joyful. Rebate Settlement Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington. Virtual Debit Card Traded in my wallet for paying mobile. More space in my purse for makeup. Illustrative photography and captions, not actual customers. 26

How We Succeed | Global Payments Group Securing Our Place in a Diverse Digital Payment Industry Complex, Every Day Auto Consumer Lending Corporate Accounts Payable Management Corporate Payroll Correspondent Banking Criminal Justice and Corrections Crypto Currency Financial Services to the Unbanked/Underbanked Foreign Exchange Government Payments Healthcare Co-PayHospitality Merchant Acquiring Mobile Banking Online Gambling Online Gaming TravelTruckingPharmaceutical Prepaid Phonecards Illustrative photography, not actual customers. 27

How We Succeed

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings release includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

	Quarterly Data					Year-To-Date	
$ thousands, except per share data	**Dec 31, 2020**	**Sep 30, 2020**	**Jun 30, 2020**	**Mar 31, 2020**	**Dec 31, 2019**	**Dec 31, 2020**	**Dec 31, 2019**
Average assets	$ 4,153,908	$ 4,026,366	$ 3,812,225	$ 3,454,335	$ 3,286,916	$ 3,863,013	$ 2,846,959
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 4,144,175	$ 4,016,633	$ 3,802,492	$ 3,444,602	$ 3,277,183	$ 3,853,280	$ 2,837,226
Average equity	$ 335,940	$ 324,876	$ 314,727	$ 306,487	$ 296,228	$ 320,617	$ 282,604
Less: average preferred equity	5,502	5,502	5,502	5,502	5,502	5,502	5,502
Average common equity	$ 330,438	319,374	$ 309,225	$ 300,985	$ 290,726	$ 315,115	$ 277,102
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 320,705	$ 309,641	$ 299,492	$ 291,252	$ 280,993	$ 305,382	$ 267,369
Total assets	$ 4,330,821	4,001,759	$ 3,970,441	$ 3,612,012	$ 3,357,572		
Less: intangible assets	9,733	9,733	9,733	9,733	9,733		
Tangible assets	$ 4,321,088	3,992,026	$ 3,960,708	$ 3,602,279	$ 3,347,839		
Total equity	$ 340,787	328,584	$ 317,169	$ 308,536	$ 299,124		
Less: preferred equity	5,502	5,502	5,502	5,502	5,502		
Common equity	$ 335,285	323,082	$ 311,667	$ 303,034	$ 293,622		
Less: intangible assets	9,733	9,733	9,733	9,733	9,733		
Tangible common equity (book value)	$ 325,552	313,349	$ 301,934	$ 293,301	$ 283,889		
Common shares outstanding	8,295,272	8,289,479	8,294,801	8,294,801	8,312,918		
Book value per share (GAAP)	$ 40.42	38.97	$ $37.57	$ 36.53	$ 35.32		
Tangible book value per share (non-GAAP)*	$ 39.25	37.80	$ $36.40	$ 35.36	$ 34.15		

	Year-To-Date	
$ thousands	**Dec 31, 2020**	**Dec 31, 2019**
Net income	$ 39,466	$ 30,134
Plus: income tax expense	18,452	13,927
Income before income tax expense	$ 57,918	$ 44,061
Plus: provision for loan losses	9,488	4,223
Pre-tax, pre-provision income	$ 67,406	$ 48,284

*Tangible common equity divided by common shares outstanding at period-end

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